UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2006

MOVENTIS CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-29285	52-2058364
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification
incorporation or organization)	File Number)	Number)

Suite 304, 1959 - 152nd Street, White Rock, British Columbia, Canada V4A 9P3
(Address of principal executive offices)

(604) 288-2430
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES

On February 28, 2006, the company issued 6,000,000 shares to various employees, advisors and independent contractors in exchange for services provided to us. Of these, 4,125,000 shares have been issued to Axiom Strategy Group, Inc., a company controlled by our new President, Director and CEO, Blake Ponuick; 300,000 have been issued to Walter Kloeble, our new Secretary, Treasurer, Director and Chief Financial Officer; and 200,000 have been issued to Fraser Atkinson, our new Director. The 6,000,000 shares are being issued in a transaction which we believe satisfies the requirements of that certain exemption from the registration requirements of the Securities Act of 1933, which exemption is specified by the provisions of Regulation S promulgated pursuant to that Act by the Securities and Exchange Commission.

On March 3, 2006, the company issued 250,000 shares to various employees, advisors and independent contractors in exchange for past services provided by those individuals. Of these, 100,000 shares have been issued to Axiom Strategy Group, Inc., a company controlled by our new President, Director and CEO, Blake Ponuick; 100,000 have been issued to Fortune Capital Management, Inc. and 50,000 have been issued to MCS Management, Inc. which is a company controlled by our director, Marlene Schluter. The 250,000 shares are being issued in a transaction which we believe satisfies the requirements of that certain exemption from the registration requirements of the Securities Act of 1933, which exemption is specified by the provisions of Regulation S promulgated pursuant to that Act by the Securities and Exchange Commission.

On February 24, 2006, the company issued 1,365,000 stock options to various employees, advisors and independent contractors in exchange for services provided to us and to secure future services from these individuals. Options to purchase 500,000 stocks were issued to Blake Ponuick, our President, Director and CEO, of the options, 250,000 are vested immediately and the other 250,000 options vest in 12 months; 175,000 options were issued to Walter Kloeble, our Chief Financial Officer and Director, of these options, 87,500 are vested immediately and the other 87,500 options vest in 12 months; 150,000 options were issued to Fraser Atkinson, a Director of our company, of these options, 75,000 vested immediately and the other 75,000 options vest in 12 months; 100,000 options were issued to Marlene Schluter, a Director of our company, of these options, 50,000 vested immediately and the other 50,000 options vest in 12 months. All options have an exercise price of $0.35 and were issued under the Company’s 2005 Employee Stock Option Plan. The 1,365,000 shares are being issued in a transaction which we believe satisfies the requirements of that certain exemption from the registration requirements of the Securities Act of 1933, which exemption is specified by the provisions of Regulation S promulgated pursuant to that Act by the Securities and Exchange Commission.

ITEM 8.01	OTHER EVENTS

On February 28, 2006 Marlene Schluter surrendered to us 2,500,000 shares of our common stock along with a request that such shares be cancelled. These shares have been returned to treasury for cancellation. No funds were paid in connection with the cancellation of these shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Moventis Capital, Inc.
(Registrant)

/s/ Blake Ponuick

Blake Ponuick
Chief Executive Officer
(Duly Authorized Officer)

Date: March 7, 2006